UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(Address of principal executive offices, including zip code)

(213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
6.625% Series A preferred units	OAK-PA	New York Stock Exchange
6.550% Series B preferred units	OAK-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 10, 2023, the holders of the Class A common units and Class B common units of Oaktree Capital Group, LLC (the “Company”) elected Mansco Perry to the board of directors of the Company (the “Board”), effective on February 10, 2023, to fill the vacancy created by the resignation of D. Richard Masson. On February 14, 2023, the Board appointed Mr. Perry to serve as a member of the Board’s Audit Committee, effective on February 14, 2023. A copy of the press release issued by the Company announcing the election of Mr. Perry to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Perry and any other person pursuant to which he was selected as a director. There are no related party transactions between the Company and Mr. Perry that would require disclosure under Item 404(a) of Regulations S-K.

In accordance with the Company’s director compensation policy, Mr. Perry will receive an annual cash retainer of $100,000 from the Company for his services on the Board and an additional annual retainer of $25,000 as a member of the Audit Committee. Additionally, Mr. Perry is eligible to receive an incentive award from the Company. The Company undertakes to supplement this Current Report on Form 8-K by amendment with information regarding such award promptly following its determination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Oaktree Capital Group, LLC dated February 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Daniel D. Levin
Name:	Daniel D. Levin
Title:	Chief Financial Officer

Date: February 16, 2023